EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, John A. Crum, Chairman and Chief Executive Officer of Midstates Petroleum Company, Inc. (the “Company” ), and Thomas L. Mitchell, Executive Vice President and Chief Financial Officer of the Company, certify that, to their knowledge:

(1)         the Quarterly Report on Form 10-Q of the Company for the period ending September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MIDSTATES PETROLEUM COMPANY, INC.

Dated: November 14, 2013	/s/ John A. Crum
John A. Crum
Chief Executive Officer and President

Dated: November 14, 2013	/s/ Thomas L. Mitchell
Thomas L. Mitchell
Executive Vice President and Chief Financial Officer